Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 28, 2007 (collectively with each of the Acknowledgement and Consents by the Required Lenders (which are incorporated by reference herein) hereto, the “Amendment”), to the Amended and Restated Credit Agreement, dated as of July 1, 2005 (as modified prior to the date hereof, the “Existing Credit Agreement”), among Navistar Financial Corporation (the “Company” or “US Borrower”), a Delaware corporation, Arrendadora Financiera Navistar, S.A. de C.V., Organización Auxiliar del Crédito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation, Navistar Comercial, S.A. de C.V., a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent.

WITNESSETH

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the US Borrower;

WHEREAS, the US Borrower has requested that additional Tranche A Term Loans in the amount of $220,000,000 (the “First Amendment Loans”) be made available to the US Borrower, and the First Amendment Lenders (as defined below) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) certain Lenders and certain Additional Lenders (collectively, the “First Amendment Lenders”) will make First Amendment Loans, (b) the proceeds of the First Amendment Loans shall be utilized for general corporate purposes, to expressly include the payment of a dividend to International, and (c) the Existing Credit Agreement will be amended as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. As used in this Amendment (a) “Additional Lender” means any bank or other financial institution not a Lender under the Existing Credit Agreement that makes a commitment to the First Amendment Loans and (b) “Credit Agreement” means the Existing Credit Agreement as amended by this Amendment.

Section 2. Amendment of the Existing Credit Agreement.

(a) Section 1.01 is hereby amended:

(i)	by adding the following new definitions, to appear in proper alphabetical order:

“First Amendment Effective Date” means the date on which the conditions precedent set forth in Section 4 of the first amendment (the “First Amendment”), dated as of March 28, 2007, to this Agreement shall have been satisfied or waived, which date is March 28, 2007.

“First Amendment Lenders” means each US Lender that has a First Amendment Tranche A Term Commitment or that holds a Tranche A Term Loan made as of the First Amendment Effective Date.

“First Amendment Tranche A Term Commitment” means, as to any US Lender, the obligation of such US Lender, if any, to make a Tranche A Term Loan on or after the First Amendment Effective Date to the US Borrower in a principal amount not to exceed the amount set forth under the heading “First Amendment Tranche A Term Commitment” opposite such Lender’s name on Schedule 2.01. The original aggregate principal amount of the First Amendment Tranche A Term Commitments is $220,000,000.

(ii)	by inserting the phrase “or a First Amendment Tranche A Term Commitment” directly after the phrase “Tranche A Term Commitment” in the definition of “Tranche A Term Lender”.

(iii)	by inserting the phrase “, the First Amendment Tranche A Term Commitments” directly after the phrase “the Tranche A Term Commitments” in the definition of “US Commitments”.

(iv)	by deleting the word “or” directly after the phrase ““US Revolving Commitment”“ and substituting therefor “,” and by inserting “or “First Amendment Tranche A Term Commitment”“ directly after the phrase ““Tranche A Term Commitment”“ in the definition of “US Lenders”.

(b) Section 2.01 is hereby amended by deleting it in its entirety and substituting therefor the following:

SECTION 2.01 Tranche A Term Commitment. Subject to the terms and conditions hereof, each Tranche A Term Lender severally agrees to make a term loan (in each case, a “Tranche A Term Loan”) to the US Borrower (i) on the Effective Date in an amount not to exceed the amount of the Tranche A Term Commitment of such Lender and (ii) on the First Amendment Effective Date in an amount not to exceed the amount, if any, of such Lender’s First Amendment Tranche A Term Commitment. The Tranche A Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the US Borrower and notified to the Administrative Agent in accordance with Section 2.02 and Section 4.02(b).

(c) Section 2.03 is hereby amended by deleting it in its entirety and substituting therefor the following:

SECTION 2.03 Repayment of Tranche A Term Loans. (a) Each of the Tranche A Term Loans made on the Effective Date by the Tranche A Term Lenders shall mature in 19 consecutive quarterly installments, commencing on October 31, 2005, and one installment on the Maturity Date, each of which shall be in an amount equal to such Lender’s Tranche A Term Percentage on the Effective Date multiplied by the percentage of the aggregate amount of the Tranche A Term Loans made on the Effective Date set forth below opposite such installment:

Installment	Percentage
October 31, 2005	0.25%
January 31, 2006	0.25%
April 30, 2006	0.25%
July 31, 2006	0.25%
October 31, 2006	0.25%
January 31, 2007	0.25%
April 30, 2007	0.25%
July 31, 2007	0.25%
October 31, 2007	0.25%
January 31, 2008	0.25%
April 30, 2008	0.25%
July 31, 2008	0.25%
October 31, 2008	0.25%
January 31, 2009	0.25%
April 30, 2009	0.25%
July 31, 2009	0.25%
October 31, 2009	0.25%
January 31, 2010	0.25%
April 30, 2010	0.25%
Maturity Date	95.25%

(b) Each of the Tranche A Term Loans made on the First Amendment Effective Date by each Tranche A Term Lender shall mature in 12 consecutive quarterly installments, commencing on July 31, 2007, and one installment on the Maturity Date, each of which shall be ratable with the installments applicable to the outstanding principal amount of the Tranche A Term Loans in effect immediately prior to the First Amendment Effective Date (which is to say that each installment applicable to the Tranche A Term Loans made on the First Amendment Effective Date shall be calculated based on the fraction 100/98.25 times the relevant percentage set forth in Section 2.03(a) times the principal amount of the Tranche A Term Loans made on the First Amendment Effective Date as of the First Amendment Effective Date).

(d) Section 8.01(a) is hereby amended by deleting it in its entirety and substituting therefor the following:

(a) The US Borrower will not permit the Consolidated Leverage Ratio to exceed (i) 7.00 to 1.00 as of the last Business Day of each calendar month from the First Amendment Effective Date until October 31, 2007, (ii) 6.50 to 1.00 as of the last Business Day of each calendar month from November 1, 2007 until April 30, 2008 and (iii) 6.00 to 1.00 as of the last Business Day of each calendar month thereafter.

(e) Section 8.06 is hereby amended by deleting it in its entirety and substituting therefor the following:

SECTION 8.06 Restricted Payments. The US Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) any Subsidiary may make Restricted Payments to the US Borrower, (b) the US Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the US Borrower and its Subsidiaries, and (c) so long as no Default or Event of Default has occurred and is continuing or would result after giving effect thereto, the US Borrower may make Restricted Payments to International provided that the aggregate amount of such Restricted Payments made while this Agreement is in effect shall not exceed the sum of (i) $400,000,000, (ii) 100% of cumulative positive consolidated net income of the US Borrower since May 1, 2007 through the period prior to the date of such payment, and (iii) the aggregate net cash proceeds of sales of non-core assets of the US Borrower and its Subsidiaries received by the US Borrower and its Subsidiaries after May 1, 2007 through the period prior to the date of such payment, to the extent not reinvested or used to prepay the Loans in accordance with the terms hereof.

Section 3. Agreements with Respect to the First Amendment Loans. The Administrative Agent and the US Borrower are authorized to agree upon procedures to adjust the Interest Periods and other matters relating to the Tranche A Term Loans made on the First Amendment Effective Date in order to make such Tranche A Term Loans ratable with the other Tranche A Term Loans with respect to the Borrowings, Interest Periods and Adjusted LIBO Rate applicable thereto. For the avoidance of doubt, the provisions of the Third Waiver and Consent to the Existing Credit Agreement, dated as of November 10, 2006, shall apply to the Tranche A Term Loans made on the First Amendment Effective Date.

Section 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a) The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and First Amendment Lenders, (ii) an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each of the Required Lenders who is not also a First Amendment Lender, the Parent, International and the US Borrower and (iii) for the account of each Lender that has requested a Note pursuant to Section 4.04(e) of the Credit Agreement, a Note with respect to its Tranche A Term Loan made on the First Amendment Effective Date conforming to the requirements hereof and executed by a duly authorized officer of the US Borrower.

(b) The Administrative Agent shall have received opinions, addressed to the Administrative Agent and each of the First Amendment Lenders and dated the First Amendment Effective Date from (i) Kirkland & Ellis LLP, New York counsel to the US Borrower and (ii) Kristin L. Moran, General Counsel of the Company, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received a certificate of the US Borrower, dated the First Amendment Effective Date, as to (i) the adoption of resolutions of the Board of Directors of the US Borrower authorizing (A) the execution, delivery and performance of this Amendment and (B) the borrowing contemplated hereunder, (ii) the incumbency and true signature of the officers of the US Borrower executing this Amendment and any Notes issued hereunder and (iii) the certificate of incorporation and by-laws of the US Borrower, which certificate shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel and executed by the secretary or any assistant secretary or a legal representative of such US Borrower.

(d) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the US Borrower, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of Section 6.02 of the Credit Agreement.

(e) The Administrative Agent, J.P. Morgan Securities Inc. and the Lenders shall have received all fees and other amounts earned, due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the US Borrower hereunder.

(f) The Administrative Agent shall have received a Tranche A Borrowing Request from the US Borrower, requesting a Tranche A Term Borrowing to be made on the First Amendment Effective Date.

Section 5. Effect on the Loan Documents.

(a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c) The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

(d) On and after the First Amendment Effective Date, Schedule 2.01 to the Existing Credit Agreement shall be amended to reflect the First Amendment Tranche A Term Commitments.

Section 6. Expenses. The US Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case to the extent required by Section 12.03(a) of the Credit Agreement.

Section 7. Representations and Warranties. The US Borrower hereby represents and warrants that all representations and warranties contained in the Credit Agreement or in the other Loan Documents in effect shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

Section 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 12.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 9. Amendments; Execution in Counterparts.

(a) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Required Lenders.

(b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or other electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR FINANCIAL CORPORATION

By:	/s/ John V. Mulvaney, Sr.
Name:	John V. Mulvaney, Sr.
Title:	VP, CFO and Treasurer

ARRENDADORA FINANCIERA NAVISTAR, S.A. DE C.V., ORGANIZACIÓN AUXILIAR DEL CRÉDITO

By:	/s/ Jose A. Chacon
Name:	Jose A. Chacon
Title:	Executive Vice President

SERVICIOS FINANCIEROS NAVISTAR, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO LIMITADO

By:	/s/ Jose A. Chacon
Name:	Jose A. Chacon
Title:	Executive Vice President

NAVISTAR COMERCIAL, S.A. DE C.V.

By:	/s/ Jose A. Chacon
Name:	Jose A. Chacon
Title:	Executive Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Tranche A Term Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

[Signature Page to First Amendment]

BANK OF AMERICA, N.A.

By:	/s/ Chas McDonell
Name:	Chas McDonell
Title:	SVP

THE BANK OF NEW YORK

By:	/s/ Edward J. Dougherty
Name:	Edward J. Dougherty
Title:	Managing Director

CITIBANK, N.A.

By:	/s/ Andrew L. Kreeger
Name:	Andrew L. Kreeger
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Alain Schmid
Name:	Alain Schmid
Title:	Assistant Vice President

LASSALE BANK NATIONAL ASSOCIATION

By:	/s/ Peg Laughlin
Name:	Peg Laughlin
Title:	SVP

ROYAL BANK OF SCOTLAND GROUP PLC

By:	/s/ Jack Lonker
Name:	Jack Lonker
Title:	Vice President

[Signature Page to First Amendment]

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of March 28, 2007 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of July 1, 2005, among Navistar Financial Corporation, a Delaware corporation, Arrendadora Financiera Navistar, S.A. de C.V., Organización Auxiliar del Crédito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation, Navistar Comercial, S.A. de C.V., a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ TM Endsley
Name:	TM Endsley
Title:	SVP & Treasurer

INTERNATIONAL TRUCK AND ENGINE CORPORATION

By:	/s/ TM Endsley
Name:	TM Endsley
Title:	SVP & Treasurer

NAVISTAR FINANCIAL CORPORATION

By:	/s/ John V. Mulvaney, Sr.
Name:	John V. Mulvaney, Sr.
Title:	VP, CFO and Treasurer

ATRIUM IV

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

BNP PARIBAS

By:	/s/ Andrew Strait
Name:	Andrew Strait
Title:	Managing Director

By:	/s/ Christopher Grumboski
Name:	Christopher Grumboski
Title:	Director

[Signature Page to Acknowledgement]

CREDIT SUISSE CAPITAL LLC

By:	/s/ Michael Wotanowski
Name:	Michael Wotanowski
Title:	Authorized Signatory

CASTLE GARDEN FUNDING

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.

By:	/s/ James Ruggerio, Jr.
Name:	James Ruggerio, Jr.
Title:	Chief Financial Officer

COMERICA BANK

By:	/s/ Tamara J. Miller
Name:	Tamara J. Miller
Title:	Vice President

EXPORT DEVELOPMENT CANADA

By:	/s/ David Stevenson
Name:	David Stevenson
Title:	Loan Portfolio Manager

By:	/s/ David Charles
Name:	David Charles
Title:	Loan Asset Manager

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Rosalee M. Gordon
Name:	Rosalee M. Gordon
Title:	Authorized Signatory

[Signature Page to Acknowledgement]

J.P. MORGAN WHITEFRIARS INC.

By:	/s/ Jason Boyer
Name:	Jason Boyer
Title:	Vice President

MADISON PARK FUNDING I, LTD.

By:
Name:
Title:	Authorized Signatory

MADISON PARK FUNDING IV, LTD.

By:
Name:
Title:	Authorized Signatory

MADISON PARK FUNDING V, LTD.

By:
Name:
Title:	Authorized Signatory

MIZUHO CORPORATE BANK LIMITED-NEW YORK

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

ROYAL BANK OF CANADA

By:	/s/ Meredith Majesty
Name:	Meredith Majesty
Title:	Authorized Signatory

[Signature Page to Acknowledgement]

SCOTIABANC INC.

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David A. Buck
Name:	David A. Buck
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Anu Agarwal
Name:	Anu Agarwal
Title:	Second Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Douglas Gervohno
Name:	Douglas Gervohno
Title:	Associate Director, Banking Products Services, US

By:	/s/ Toba Lumbantobing
Name:	Toba Lumbantobing
Title:	Associate Director, Banking Products Servicers, UC

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Directors, Banking Products Services, US

By:	/s/ Marybeth Ross
Name:	Marybeth Ross
Title:	Executive Directors, Banking Products Services, US

[Signature Page to Acknowledgement]

WIND RIVER CLO II - TATE INVESTORS, LTD.

By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

[Signature Page to Acknowledgement]